Prepayments and Other Current Assets, net (Tables)	12 Months Ended
Dec. 31, 2024
Prepayments and Other Current Assets, net
Summary of prepayments and other current assets, net

The following is a summary of prepayments and other current assets, net (in thousands):

	December 31,	December 31,
	2023	2024
	RMB	RMB
Prepayment for royalties, revenue sharing cost	1,729,241	2,522,296
Interest receivable	2,271,944	1,934,920
Prepayments of content and marketing cost and other operational expenses	638,697	485,587
Prepayment for deductible value added tax and refundable subsidy	581,228	603,670
Bridge loans in connection with ongoing investments	27,369	13,196
Deposits	81,712	91,576
Employee advances	57,949	51,652
Advance to suppliers	43,820	40,852
Receivable within one year related to disposal of investments	512,367	529,051
Others	132,268	144,068
	6,076,595	6,416,868